[Graphic Representation Omitted--See Appendix]

[Graphic Representation Omitted--See Appendix]

FTI FUNDS

Semi-Annual Report
to Shareholders

MAY 31, 2000

[Graphic Representation Omitted--See Appendix]

Not part of the Semi-Annual Report

Not part of the Semi-Annual Report

[Graphic Representation Omitted--See Appendix]

[Graphic Representation Omitted--See Appendix]

President’s Message

Dear Shareholder:

I am pleased to present the FTI Funds Semi-Annual Report covering the Funds’ activity during the first half of the Funds’ fiscal year from December 1, 1999 through May 31, 2000.

This report begins with economic reviews by each Fund’s portfolio manager. The reviewers cover the Fund’s performance as well as market conditions and their impact on Fund performance and strategy. A complete list of each Fund’s holdings, as well as the financial statements, round out this Semi-Annual Report.

FTI Large Capitalization Growth and Income Fund gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund’s portfolio included Bell Atlantic, Exxon Mobil, IBM and Procter & Gamble. During the reporting period, the Fund produced a total return of 2.86% through income totaling $0.02 per share and capital gains totaling $1.54 per share, while the net asset value declined by $1.27.* At the end of the reporting period, net assets totaled $94.8 million.

FTI Large Capitalization Growth Fund gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of growth in price and earnings, and that have strong potential to continue that growth. At the end of the reporting period, the Fund’s portfolio included such household names as America Online, General Electric, Home Depot, Intel, Merck and Time Warner. During the reporting period, the Fund produced a total return of 4.00%* through $0.71 in capital gains, while the net asset value declined by $0.24.* At the end of the reporting period, net assets totaled $35.4 million.

FTI International Equity Fund’s portfolio of international stocks produced a flat total return of 0.39% through a $0.86 capital gains per share, while the net asset value declined by $0.74.* On the last day of the reporting period, Japan (25.6%), France (12.0%) and the United Kingdom (9.9%), were the Fund’s largest country commitments. Net assets totaled $104.8 million at the end of the reporting period.*

FTI Small Capitalization Equity Fund is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.** During the reporting period, FTI Small Capitalization Equity Fund achieved a total return of 15.10% as the net asset value rose from $20.81 to $21.93.* The Fund also paid capital gains totaling $1.91 per share. Net assets totaled $101.9 million at the end of the reporting period.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	Small cap stocks have historically experienced greater volatility than average.

At the end of the reporting period, the FTI Bond Fund’s portfolio of income-producing investments was diversified among mortgage backed securities (34.7%), corporate bonds (33.2%), U.S. Treasury securities (22.0%). During the reporting period, the Fund paid income totaling $0.32 per share. Reflecting weak bond market returns due to rising interest rates, the Fund produced a total return of 0.38% as the net asset value declined by $0.28.* At the end of the reporting period, net assets totaled $103.1 million.

FTI Municipal Bond Fund helps tax-sensitive investors pursue income free of federal income tax, through a portfolio of bonds issued by municipalities across the United States.**** During the reporting period, the Fund paid tax-free income totaling $0.20 per share. The Fund achieved a flat total return of 0.32% as the net asset value decreased by $0.17 due to rising interest rates. Net assets totaled $67.6 million on the last day of the reporting period.***

Thank you for putting your money to work in key financial markets through the diversification and professional management of the growing FTI Funds family. We look forward to keeping you informed on the details of your investment through the highest level of service possible.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President
July 15, 2000

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***	International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

****	Income may be subject to the federal alternative minimum tax.

Investment Review

FTI Large Capitalization Growth and Income Fund

Performance

FTI Large Capitalization Growth and Income Fund had a total return of 2.86%* for the six months ended May 31. The Fund’s benchmark, the Lipper Large Cap Value Index,** achieved a 2.16% gain. This period saw explosive moves in individual stocks and broad divergence between the price performance of many technology shares and the rest of the equity market. For example, the S&P 500,*** itself with a 31.9% weight in technology on May 31, rose 2.28% while the Pacific Stock Exchange Technology Index**** gained 30.82%.

Market Review

The “New Economy” (mainly technology and telecommunications) companies continued to attract the majority of investors’ dollars. This sharp rise among technology companies ended in February and conceals the extreme volatility among many Internet-related firms. In addition, the price action confirms Alan Greenspan’s observation last January that investors “are groping for sensible valuations.” Stated differently, the markets are sorting out the winners and losers; the winners are companies likely to survive long enough to have real earnings.

This winnowing is occurring in a harsh economic and market climate where the Federal Reserve Board (Fed) is relentlessly raising short-term rates to slow consumption and forestall an acceleration of inflation. A strong recovery among the euro zone economies and hesitant expansion in Japan complicated the Fed’s goal by increasing global demand for commodities, particularly oil. For market participants, the divergence in the performance of technology stock prices and nearly everything else may well be a warning that slower economic growth is ahead.

There is no doubt that information technology has and will continue to profoundly change business practices and favorably affect profits. It is also reasonable to anticipate that within a decade whole areas of activity, for example, health care, education and many sectors of retailing, will barely resemble today’s models. Consumers will be able to transact directly with producers, thereby sweeping away costly layers of activity. These changes are enormously important to containing inflation and are only beginning to be broadly implemented. This prospect suggests that deflation will continue to be a powerful influence on the economy.

Investment Outlook and Strategy

The Fund is fully invested in the best global companies we can find. The management of each firm is exploiting the promise offered by the demographic, technological and economic trends around us. Despite the recent volatility, the strategic investment emphasis continues in technology, communications and financial service

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the category indicated. They do not reflect sales charges. This index is unmanaged, and investments cannot be made in an index.

***
S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

****	The Pacific Stock Exchange Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. Investments cannot be made in an index.

companies. This investment focus represented more than 47% of the market value on May 31 and rests upon the following observations. The convergence of computing technology with voice and data communications supports the advance in productivity. Financial companies are responding to the increasing demands from the growing cohort of older Americans, Europeans and Japanese in need of insurance and other financial services but wary of public pension schemes as they near retirement. Among financial companies, the focus is upon insurance where there are early signs that premium rates are turning up. The demographic theme is also strongly represented with leading drug firms that make up more than 14% of the portfolio.

We believe that the creation of real long-term wealth rests upon holding sizeable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests healthy rewards for equity investors holding the leading global companies represented in the Fund.

FTI Large Capitalization Growth Fund

Performance

FTI Large Capitalization Growth Fund ended May 2000 with a net asset value (NAV) of $11.55 and total assets of $35.4 million. For the first six months of its fiscal year (December 1, 1999 through May 31, 2000), the Fund outperformed the S&P 500 Index* by 1.1%. The Fund’s total return for the reporting period was 4.0%** versus 2.9% for the S&P 500.

Despite the extreme volatility in the technology sector, many of the Fund’s holdings in this area assisted performance for the reporting period. Within the technology sector, we continued to focus on some of the faster growing areas such as wireless communications, storage, contract manufacturing, optical components and semi-conductors. Top-performing tech names held in the Fund included Analog Devices, Intel, JDS Uniphase, Seibel Systems and Comverse Technology. Outside of technology, energy holdings such as Enron and Transocean, as well as names in health care and broadcasting, also contributed to the Fund’s outperformance.

April and May were the most challenging months for the Fund on a relative basis, due to the fact that the market rotated away from growth stocks and into cyclical/value type names. This trend is typical of this time of the year, and we expect it to be short-lived. Most managers with a similar style also faced a difficult time during this period. The Fund continued to focus on sectors and companies that have good long-term secular growth stories.

Market Review

The markets remained extremely volatile in the first six months of the Fund’s fiscal year. Led by the technology sector, December capped off the calendar year of 1999 on a high note. For the month, the S&P 500 posted a total return of 5.9%, and the U.S. equity markets turned in an unprecedented fifth year in a row of total returns in excess of 20%. However, December’s wonderful finale did not carry over into the new year. As we moved into 2000, there were a variety of macro issues lingering over the markets, with the main concern being fears of higher inflation and therefore a continued trend towards rising interest rates. The U.S. equity markets saw their worst January since 1990. The S&P 500 was down 5.0% for the month; technology was the main culprit. As we moved into February, most indexes continued to decline. After January’s significant loss, the S&P 500 fell another 1.9% in February. However, in March the equity markets recovered and most major equity indexes rose sharply, w ith several hitting new highs. In contrast to January and February, the market broadened out, with six of the eleven S&P 500 sectors outperforming on a relative basis, and all sectors except one (consumer staples) were positive for the month.

The first three months of 2000 were reminiscent of most of 1999. The “growth” style of investing continued to outperform “value,” and technology remained the dominant sector during the three-month period. However, despite the outperformance of growth for the latest three- and twelve-month periods, the market took a dramatic shift in March, and value stocks outperformed growth stocks. This was witnessed by the broadening out of the market mentioned above. The bifurcation between the “New Economy” (mainly technology and

*
Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

telecommunications) and the “Old Economy” (more traditional industry and value stocks) market segments reached extreme levels, and we began to see the process of convergence.

Unfortunately, the positive upward trend of March was short-lived, and the market posted negative returns in April and May. As a result of some stronger-than-expected economic data reported in April (the Consumer Price Index and the Employment Cost Index), Treasuries fell, and the market once again became fearful of further Federal Reserve Board (Fed) tightening. The S&P 500 fell another 3.0% in April, and value continued to outperform growth. Looking for a safe haven, investors rotated out of technology and communication stocks and into more historically defensive sectors such as health care and utilities. The market remained fraught with extreme levels of volatility, especially within the technology sector. This is evidenced in the fact that in 18 of 19 trading days in April, the NASDAQ composite gained or lost more than 1%. Further, there were only three days during the month the NASDAQ rose or fell less than 2%. Following on the heels of April, the S&P 500 fell another 2.1% in May. The valuation correction in the technology and communications sectors continued in the month. Due to the Fund’s overweight in these sectors, it underperformed on a relative basis in May. In the month, the Fed implemented a 50 basis-point increase (0.5%), the sixth increase in less than a year and the largest increase since 1994.

Investment Outlook and Strategy

As we move into the second half of the year, signs of slowing economic growth are starting to appear. After nearly five months of consistently bearish U.S. economic data, the news turned more bullish in the second half of May. This calmed the markets and helped erase some of the earlier losses in the month. First there was the May employment data, which showed a decline in private-sector employment, a deceleration in average hourly earnings and a rise in the unemployment rate to 4.1%. In addition, there was a decline in retail sales and the Fed’s Beige Book (Beige Book contains commentaries which offer a sweeping view of the U.S. economy over time) showed a moderate cooling in economic activity. The inflation picture remained benign for the most part as witnessed by the tame April consumer and producer price data reported in May. That said, the renewed surge in oil prices is worrisome. So far, the higher oil prices have not led to any widespread increases in inflation elsewhere, but there is no assuranc e that this will be the case in the months ahead. Though we do not think the economy has come to a screeching halt or that the Fed has finished raising rates, after a cumulative 175 basis points (1.75%) of tightening, we do feel they are closer to the end of the process. We expect second half Gross Domestic Product to be in the range of 3.5% - 4.0%.

Equity markets, like the economy, seem to be in better shape than a month ago. The March-April bottoms have held, and investor sentiment, which had been the only thing more volatile than stock prices, has turned more positive. First quarter earnings were very strong, up 20%. Second quarter earnings should also be very good (up around 15%), but will probably peak on a year over year basis. Mutual fund flows also remain strong: for the first four months of the year, inflows totaled $167.8 billion versus $157.6 billion in all of last year. Also, the Initial Public Offerings market has become smaller and less speculative, making the markets less vulnerable. The market will most likely mark time in the near-term and hold its current trading range. As we move into the second half of the year and investors get a clearer picture on the direction of interest rates, we expect the equity markets to move ahead.

FTI International Equity Fund

Performance

FTI International Equity Fund outperformed the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE)* for the six-month period ended May 31, 2000; the Fund’s total return was 0.39%,** and the index’s return was 0.62%. This reporting period saw tremendous month-to-month volatility in the international equity markets associated with the performance of growth “New Economy” (mainly technology and telecommunications) relative to value “Old Economy” stocks (more traditional industry securities) around the world. The focus of the Fund is investment in high-quality growth companies, which had been positive for performance during most of the first quarter of 2000, as well as the latter part of 1999. Unfortunately, March marked a significant change in the markets with a distinct shift away from growth stocks and towards more defensive value stocks. The index returns highlight the magnitude of the difference and the extent of the volatility —growth sto cks as measured by the MSCI EAFE Growth Index were down more than 13% from the middle of March through the end of May, while value stocks were basically flat during this period. The rotation from growth to value stocks was caused by a combination of profit-taking from the strong returns of 1999 as well as factors we believe to be short-term disruptions in an otherwise positive long-term environment for growth stocks.

Market Review

Perhaps most noticeable in the near term has been the increased correlation between growth stocks in the U.S. and growth stocks in international markets. That is, growth stocks in international markets have moved in tandem with the decline of the NASDAQ, the bellwether index for growth and technology stocks in the U.S. One of the most significant events precipitating the decline of the NASDAQ was the joint statement by President Clinton and Prime Minister Blair in early March concerning the rightful ownership of genetic research taking place within biotech companies. Their statement suggesting that some of this information belonged in the public domain sent a chill through the market, causing investors to reconsider their valuation assumptions of the previously highflying biotech stocks. This event was soon followed by an announcement of the culmination of the anti-trust suit being brought against Microsoft, which concluded that Microsoft had violated anti-trust laws and was subject to legal action, includin g the possible breakup of the company. Further, the proposed merger between AOL and Time Warner has been facing increasing scrutiny from government agencies. Taken together, these high-profile events created concern among market participants that renewed government activism could possibly interfere with the rapid development occurring in technology, telecom and biotech.

Additional factors further exacerbated the decline in growth stocks during this period. Tax selling in advance of the April 15th deadline in the U.S. was believed to increase selling pressure toward the end of March and beginning of April. Similarly, mutual fund companies expecting increased redemptions sold stocks in anticipation of the need for cash. In both cases, growth stocks that had experienced stronger returns and therefore had higher valuations were the primary victims of this selling. In addition, interest rates have been rising, or are expected to

*
MSCI EAFE is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far Eastern stock markets. This index is unmanaged, and investments cannot be made in an index.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

rise, in the U.S., Europe and Japan as the central banks in each of these regions attempts to manage economic growth and moderate inflation pressures. Rising interest rates generally have a greater impact on longer-duration growth stocks and their valuations, and that has certainly contributed to the negative environment for growth stocks. Finally, and more specific to the telecommunications industry, the recent bidding wars in Europe for telecom broadband frequencies have escalated the costs to telecom companies. These higher costs, which will likely result in higher prices for these services to consumers, have dampened growth estimates for this industry and subsequently affected stock prices.

All in all, it is obvious that these factors have contributed in some way to the negative environment for growth stocks in the U.S. and throughout the world. The performance of the Fund has ebbed and flowed with the performance of growth stocks. Our significant outperformance during the first part of the reporting period was helped by our holdings in technology and telecom stocks in all regions. In addition, our underweight position to the U.K. and our overweight positions to Continental Europe and Asia resulted in positive contributions to performance. In the latter part of the reporting period, the exact opposite was true, and these positions hurt performance. Particularly in the telecommunications area, where the exceptional growth prospects are now being questioned in light of the higher potential costs we noted above.

Investment Outlook and Strategy

During the first part of the year, we had been taking profits in many of our better-performing stocks. As the events began to unfold in March, we accelerated our efforts to move the portfolio to a more defensive position. We trimmed or sold holdings in telecom and technology, and reallocated the assets to more conservative positions. Nevertheless, we remain committed to our discipline of owning high-quality growth companies, and our portfolio will remain influenced by the broader performance of growth stocks relative to value stocks. As stated before, we believe the last few months represent short-term disruptions in what is a very favorable long-term environment for growth-oriented stocks. We remain enthusiastic about the tremendous growth opportunities as the world further embraces the power of the Internet, networking and telecommunications. In addition, we are encouraged by the increased merger and acquisition activity seen in Europe, corporate restructuring taking place in Europe and Japan and the unwin ding of “cross shareholdings” in Japan. (Cross shareholding is a process whereby corporations invest in multiple companies who in turn invest in them, and is a means of broadening corporations’ business reach.) We believe these corporate initiatives, similar to those of American companies in the early 90s, will continue to lead to increased corporate productivity, profitability and higher valuations.

FTI Small Capitalization Equity Fund

Performance

FTI Small Capitalization Equity Fund outperformed its benchmark, the Russell 2000 Growth Index,* for the period of December 1, 1999 through May 31, 2000. The Fund generated a total return of 15.10%** versus the Russell 2000 Growth Index, which returned 5.45% and the Russell 2000 Index, 5.49%.

The six-month period ended May 31, 2000 fell into two distinct phases with respect to the market overall. From December 1, 1999 through March 9, 2000, when the Russell 2000 Index peaked, the Fund generated a return of 59.09%** versus the Russell 2000 Growth Index, 53.67%. Both the small cap and large cap markets in the U.S. were characterized by significant narrowness, with the technology, biotechnology and telecommunications sectors dominating. Our overweight positions and stock selection within these sectors added value to the Fund. Strong performers included PMC-Sierra and Alkermes. PMC-Sierra designs and markets high-performance semiconductor networking systems for advanced communications markets. Alkermes develops drug delivery systems that improve delivery of pharmaceutical products into the human bloodstream.

The markets took a dramatic turn after March 9, 2000, reminding investors that the stock market can experience wide swings in short periods. Investor sentiment shifted dramatically away from the technology sector and many richly valued, high growth stocks in favor of value stocks. Despite the volatility in the market, the Fund was well-served by its exposure to the business service, financial and health care service sectors. Stocks in the Fund that performed well included Investors Financial Services and First Health Group. Investors Financial Services provides global custody and other asset administration services to the financial services industry. First Health Group, a national health benefits company, provides group health medical cost management and workers’ compensation services. The Fund’s total return declined 27.65% during the period from March 9, 2000 through May 31, 2000 outperforming the Russell 2000 Growth Index, which fell 31.35%.

Market Review

The period of December 1, 2000 through March 9, 2000 was a particularly strong period for the small cap market and for growth stocks. The Russell 2000 Index rose 33.9% during this period, as compared with the larger cap S&P 500 Index,*** which rose only 1.3%. The Russell 2000 Growth Index, which rose 53.67%, outperformed the Russell 2000 Value Index, which returned 7.84%. Powerful consumer confidence, low inflation, continued economic growth coupled with solid productivity and very positive sentiment fuelled the rally.

During this reporting period, the Fund benefited from exposure to what strategists have coined “New Economy” companies. New Economy companies such as technology, telecommunications and Internet companies are involved with the revolution that we are seeing in global commerce and communications. We maintained a slight overweight in “New Economy” companies with long-term core holdings in companies capitalizing on the

*
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.

**
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

***
Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

insatiable demand for bandwidth, business-to-business e-commerce and the convergence of traditional media, television and the Internet. Our biotechnology holdings also added value to the Fund. The biotech rally, launched in 1999, continued, due in part to anticipation of the complete decoding of the human genome in June.

Small cap stocks reversed direction and underperformed large cap stocks from March 9 through May 31, as the Russell 2000 Index dropped 21.2% versus the S&P 500’s increase of 1.6%. Investors returned to the perceived safer haven of the large cap market as a result of fears regarding higher interest rates, rising oil prices and the potential of a slowing economy. During this period of heightened uncertainty, investors shifted away from the technology sector into less volatile and more defensive sectors as they became more worried about the extreme valuations for many of the small cap technology issues. Momentum investors rotated back into the previously shunned Old Economy stocks and took profits in many New Economy stocks. Consistent with this shift, value stocks outperformed growth stocks from the latter half of March through May, 2000; the Russell 2000 Value Index fell 1.67% while the Russell 2000 Growth Index declined 31.35%.

Investment Outlook and Strategy

As we look forward to the next six months, reasonable relative valuations combined with several other powerful catalysts should support the continued outperformance of small cap growth stocks:

1.
Relative valuations continue to be inexpensive. As of May 31, 2000, the Russell 2000 Growth Index had a price/earnings ratio of 25 times estimated 2000 earnings. In 2000, earnings of the member companies of that index are expected to grow 43% (source: I/B/E/S). This valuation reflects small cap stocks trading at a discount to their expected growth rates, unlike large cap stocks, which sell at a fairly large premium to their expected growth rates.

2.
Merger activity should continue this year. Slightly more than 200 small company mergers occurred in 1999. Forty-two small company mergers were announced in the first quarter of this year. Approximately 22% of the companies in the small cap universe currently trade below 10 times trailing one-year earnings. Large companies looking for inexpensive ways to purchase earnings growth will continue to scour the fertile small cap market.

3.
Earnings growth should continue its upward trend. Second quarter profit growth is expected to be 17% for small caps and 28% for those companies that we define as growth companies. Further, very few (less than 12%) small companies have issued disappointing earnings relative to consensus expectations.

FTI Bond Fund

Performance

FTI Bond Fund generated a total return of 0.38%* for the six months ended May 31, 2000, a period characterized by substantial Federal Reserve Board (Fed) tightening amidst a very strong economy and rising inflation pressures. The Fund underperformed both the Lipper Intermediate Investment-Grade Debt Universe and the Lehman Aggregate Bond Index,*** which generated total returns of 0.63% and 1.38%, respectively, due to its overweight position in corporate securities. During the reporting period, the Fund’s exposure in the government sector was unchanged, while we moved 4% of the portfolio from the corporate sector into the mortgage sector. The average maturity of the Fund declined to 8.6 years from 9.1 years.

Market Review

During the last six months, the U.S. Treasury yield curve has inverted, short rates higher than long rates, with the 2-year yield rising from 6.02% to 6.68%, the 10-year yield rising from 6.19% to 6.27%, and the 30-year yield falling from 6.29% to 6.01%. Although the 10-year yield only rose eight basis points (0.08%) during the reporting period, it exhibited high volatility. Ten-year yields rose from 6.19% on November 30 to 6.79% by mid-January following no Y2K disaster and stronger-than-expected economic activity reports for the month of December. Yields then declined to 5.70% by early April, primarily due to the announcement of a much larger-than-expected debt buyback program, and expectations the Fed was going to prevent a sharp rise in inflation, in spite of the strong growth posted in the fourth quarter of 1999. Both of these events instigated substantial unwinding of curve-steepening positions that were currently dominating market expectations. From early April to mid-May, 10-year yields rose from 5.70 % to 6.60%, as first quarter inflation reports, the Employment Cost Index (ECI) and the Gross Domestic Product (GDP) deflator, posted much stronger-than-expected increases, and the Fed raised short-term rates another 50 basis points (0.5%) to 6.50%. Yields drifted lower into month-end on the back of some softer manufacturing data, notably durable goods orders, that fueled sentiment the economy was clearly slowing and the Fed tightening cycle was nearing an end.

Outside of the Treasury sector, the corporate sector was the weakest of the major U.S. sectors, with lower quality securities well underperforming higher quality securities. The corporate sector was hit by a number of negatives over the last six months, with the major ones being the inversion in the U.S. Treasury yield curve, the volatile equity market and the tightening in liquidity on the back of the aggressive Fed rate hikes. A significant and unexpected credit event occurred in the Fund’s holdings in Conseco Inc., a financial services holding company that operates in two major lines of businesses: insurance, and consumer and commercial finance. In early April, 2000, Conseco announced that a chargeoff related to its servicing operation would be larger than anticipated, and that it planned to sell its Conseco Finance unit, likely at a substantial loss. The Fund is maintaining its current position given the recent positive changes in senior management along with the increased financial flexibility gain ed by selling an equity investment and $1.5 billion in consumer finance loans.

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

***
Lehman Brothers Aggregate Bond Index is an index that measures both the capital price changes and income provided by the underlying universe of securities, comprises U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. This index is unmanaged, and investments cannot be made in an index.

Investment Outlook and Strategy

U.S. growth has started to show some signs of slowing, though it is premature to expect a large decline in economic activity due to the high level of confidence by consumers and equity investors. The Fed may feel forced to tighten further, since a failure to reduce liquidity may cause the demand imbalance to remain. However, chances for a soft landing have improved, which will be beneficial for corporate and mortgage valuations. Given the weaker bias in the April economic reports published in May, the May data published in June will be critical to determining whether we need to adjust our current short duration posture.

We expect the mortgage sector to maintain its strong relative performance versus agencies and corporates over the next few months. This sector has benefited from both a lack of supply relative to those sectors as well as to their historically wide yield spreads. Within the mortgage sector, Government National Mortgage Association (GNMA) should continue to outperform Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) issues due to its explicit government guarantee, and its immunity from current political maneuvering by Congress against FNMA and FHLMC. We have increased our GNMA exposure while reducing our overweight position in commercial mortgage-backed securities, as we see good value in higher coupons.

The investment-grade corporate sector has underperformed treasuries because of the weak equity market and volatility, and the inverted Treasury curve and supply. The sector continues to have value, and we are maintaining our overweight position. The emphasis in the portfolio in shorter maturities has been beneficial. The subsequent steepening of the corporate yield curve makes longer-term corporate securities more attractive, especially if the Fed is near the end of its tightening regime and an economic soft landing is an increasing possibility.

The high-yield sector faces the same problems as the investment grade corporate sector, namely, continuous withdrawals from high-yield mutual funds. High-yield mutual funds are a very important segment of the market, and a reversal of the outflows will be needed for significant improvement in this sector. Historical studies conducted by the Federal Reserve of New York have shown that default rates only escalate when growth slows to below 2% for GDP; we are not expecting this in 2000. Therefore, the sector is attractive given the wide yield spreads. We will continue to avoid companies that have heavy near-term funding requirements.

FTI Municipal Bond Fund

Performance

FTI Municipal Bond Fund posted a return of 0.32%* for the six months ended May 31, 2000. The Lipper Intermediate Municipal Debt Fund** posted an average return of 0.36% for the same period. The Fund’s performance was in line with market returns. During the reporting period, the Fund was generally positioned conservatively in terms of its average duration and above-average cash position. Similar to 1999, we continued to restructure the portfolio to maintain our bias towards premium coupons. The Fund benefited from the strategic yield curve positioning as the municipal yield curve flattened throughout the reporting period.

Market Review

During the last six months, the U.S. Treasury yield curve has inverted, short rates higher than long rates, with the 2-year yield rising from 6.02% to 6.68%, the 10-year yield rising from 6.19% to 6.27% and the 30-year yield falling from 6.29% to 6.01%. Although the 10-year yield rose only eight basis points (0.08%) during the reporting period, it exhibited high volatility. Ten-year yields rose from 6.19% on November 30, 1999 to 6.79% by mid-January following no Y2K disaster and stronger-than-expected economic activity reports for the month of December. Yields subsequently declined to 5.70% by early-April, primarily due to the announcement of a much larger-than-expected debt buyback program and expectations the Federal Reserve Board (Fed) was going to prevent a sharp rise in inflation, in spite of the strong growth posted in the fourth quarter of 1999. Both these events instigated substantial unwinding of the curve-steepening positions that were currently dominating market expectations. From early April to m id-May, 10-year yields rose from 5.70% to 6.60%, as first quarter inflation reports, the Employment Cost Index (ECI) and the Gross Domestic Product (GDP) deflator, posted much stronger-than-expected increases, and the Fed raised short-term rates another 50 basis points (0.5%) to 6.50%. Yields drifted lower into month-end on the back of some softer manufacturing data, notably durable goods orders, that fueled sentiment the economy was clearly slowing and the Fed tightening cycle was nearing an end.

Similar to the Treasury yield curve, the municipal yield curve also flattened. However, the municipal yield curve remained upward sloping in comparison to the inverted Treasury yield curve. Specifically, the spread differential between 2- and 30-year municipal yields has narrowed to 106 basis points at the end of May 2000, from 172 basis points at the end of November 1999. Yields increased by 70 basis points for the 2-year, 31 basis points for the 10-year and 4 basis points for the 30-year. As a sector, municipal securities underperformed Treasury securities across the yield curve as the Treasury market benefited from the Treasury buyback, sector rotation and equity market volatility. Despite this underperformance municipal securities experienced less volatility during this period as its trading range was a modest 34 basis points (0.34%) in the intermediate maturity sector as compared to approximately 100 (1.0%) basis points for Treasury securities.

The municipal market continued to experience strong retail demand. Contributing factors included a weaker and more volatile equity market and attractive absolute yields on municipal bonds. Institutional demand continues to be spotty across the curve as demand from mutual funds and insurance companies remains weak. Municipal new issuance declined approximately 27% from last year, which helped stabilize the market in light of weaker

*
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	Lipper Intermediate Municipal Debt Funds invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

institutional demand. Due to strong retail demand and lower supply, current coupons in high tax states were trading at extremely rich levels. The California sector’s outperformance compared to all other states is an illustration of this supply/demand imbalance in that its yields were significantly lower than general market levels.

Investment Outlook and Strategy

U.S. economic growth has started to show some signs of slowing, though it is premature to expect a large decline in economic activity due to the high level of confidence by consumers and equity investors. The Fed may feel forced to tighten interest rates further, since a failure to reduce liquidity may cause the demand imbalance to remain. Given the weaker bias in the April economic reports published in May, the May data published in June will be critical to determining whether we need to adjust our current short duration posture.

Our strategy is to extend the portfolio’s average duration on any further market weakness, as higher absolute yield levels and attractive relative valuations should continue to attract demand. Additionally, the municipal market should benefit from upcoming seasonal factors in that demand is supported by the reinvestment of June/July coupon interest, redemptions and maturities.
FTI Large Capitalization Growth and Income Fund
Portfolio of Investments
May 31, 2000 (unaudited)

Shares		Value

	Common Stocks—91.4%
	Consumer Non-Durables—5.6%
48,000	BestFoods	$ 3,096,000
34,000	Procter & Gamble Co.	2,261,000

	Total	5,357,000

	Consumer Services—5.8%
115,000	Fox Entertainment Group, Inc., Class A	3,004,375
100,000	Royal Caribbean Cruises Ltd.	2,462,500

	Total	5,466,875

	Electronic Technology—25.1%
42,000	(1)Analog Devices, Inc.	3,234,000
45,000	Hewlett-Packard Co.	5,405,625
50,000	Intel Corp.	6,234,375
40,000	International Business Machines Corp.	4,292,500
40,000	Lucent Technologies, Inc.	2,295,000
70,000	(1)Solectron Corp.	2,314,375

	Total	23,775,875

	Energy Minerals—4.8%
55,000	Exxon Mobil Corp.	4,582,187

	Finance—8.8%
40,000	AXA-UAP, ADR	2,930,000
40,000	Fannie Mae	2,405,000
50,000	XL Capital Ltd.	2,975,000

	Total	8,310,000

	Health Services—3.4%
50,000	Cardinal Health, Inc.	3,243,750

	Health Technology—10.8%
55,000	American Home Products Corp.	2,963,125
40,000	Johnson & Johnson	3,580,000
50,000	Merck & Co., Inc.	3,731,250

	Total	10,274,375

	Oil—4.4%
76,000	BP Amoco PLC, ADR	4,132,500

Shares or Principal Amount		Value

	Common Stocks (continued)
	Producer Manufacturing—10.1%
120,000	General Electric Co.	$ 6,315,000
60,000	Honeywell International, Inc.	3,281,250

	Total	9,596,250

	Technology Services—2.9%
38,000	(1)Oracle Corp.	2,731,250

	Utilities—9.7%
50,000	Bell Atlantic Corp.	2,643,750
30,000	Enron Corp.	2,186,250
60,000	(1)MCI Worldcom, Inc.	2,257,500
35,000	Nippon Telegraph & Telephone Corp., ADR	2,102,188

	Total	9,189,688

	Total Common Stocks (identified cost $45,451,576)	86,659,750

	(2)Repurchase Agreement—8.5%
$8,115,000	J.P. Morgan & Co., Inc., 5.20%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	8,115,000

	Total Investments (identified cost $53,566,576)(3)	$ 94,774,750

FTI Large Capitalization Growth and Income Fund

(1)	Non-income producing security.

(2)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(3)
The cost of investments for federal tax purposes amounts to $53,566,576. The net unrealized appreciation of investments on a federal tax basis amounts to $41,208,174 which is comprised of $44,173,233 appreciation and $2,965,059 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($94,835,108) at May 31, 2000.

The following acronym is used throughout this portfolio:

ADR — American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)
FTI Large Capitalization Growth Fund
Portfolio of Investments
May 31, 2000 (unaudited)

Shares		Value

	Common Stocks—93.0%
	Consumer Durables—2.3%
5,500	General Motors Corp., Class H	$ 541,406
3,000	Sony Corp., ADR	273,562

	Total	814,968

	Consumer Services—8.5%
15,000	(1)AMFM, Inc.	1,016,250
13,000	Royal Caribbean Cruises Ltd.	320,125
7,000	Time Warner, Inc.	552,562
18,228	(1)Viacom, Inc., Class B	1,130,136

	Total	3,019,073

	Electronic Technology—32.0%
13,000	(1)Analog Devices, Inc.	1,001,000
32,000	(1)Cisco Systems, Inc.	1,822,000
10,000	(1)Comverse Technology, Inc.	913,750
10,000	(1)Dell Computer Corp.	431,250
10,000	(1)EMC Corp.	1,163,125
10,000	(1)Flextronics International Ltd.	544,375
10,000	(1)Gemstar International Group Ltd.	424,375
11,000	Intel Corp.	1,371,562
8,000	(1)JDS Uniphase Corp.	704,000
10,000	(1)Lexmark International Group, Class A	697,500
4,000	Motorola, Inc.	375,000
5,000	(1)Network Appliance, Inc.	322,812
19,000	(1)Solectron Corp.	628,188
12,000	(1)Sun Microsystems, Inc.	919,500

	Total	11,318,437

	Energy—2.1%
15,042	Transocean Sedco Forex, Inc.	739,878

	Energy Minerals—2.1%
10,000	Enron Corp.	728,750

	Finance—8.6%
8,000	American International Group, Inc.	900,500
7,000	Chase Manhattan Corp.	522,813
18,000	Citigroup, Inc.	1,119,375
7,000	Morgan Stanley, Dean Witter & Co.	503,563

	Total	3,046,251

Shares or Principal Amount		Value

	Health Services—2.8%
15,000	Cardinal Health, Inc.	$ 973,125

	Health Technology—8.4%
18,000	(1)Amgen, Inc.	1,145,250
8,000	Merck & Co., Inc.	597,000
7,000	PE Corp.-PE Biosystems Group	388,500
7,000	Warner-Lambert Co.	854,875

	Total	2,985,625

	Producer Manufacturing—8.7%
25,500	General Electric Co.	1,341,938
11,250	Honeywell International, Inc.	615,234
24,000	Tyco International Ltd.	1,129,500

	Total	3,086,672

	Retail Trade—5.4%
19,500	Home Depot, Inc.	951,844
17,000	(1)Staples, Inc.	250,750
12,000	Wal-Mart Stores, Inc.	691,500

	Total	1,894,094

	Technology Services—7.5%
12,000	(1)America Online, Inc.	636,000
8,000	(1)Microsoft Corp.	500,500
6,000	(1)Siebel Systems, Inc.	702,000
7,000	(1)Veritas Software Corp.	815,500

	Total	2,654,000

	Utilities—4.6%
35,000	BroadWing, Inc.	833,438
21,000	(1)MCI Worldcom, Inc.	790,125

	Total	1,623,563

	Total Common Stocks (identified cost $22,732,149)	32,884,436

	(2)Repurchase Agreement—7.2%
$2,570,000	J.P. Morgan & Co., Inc., 5.20%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	2,570,000

	Total Investments (identified cost $25,302,149)(3)	$ 35,454,436

FTI Large Capitalization Growth Fund

(1)	Non-income producing security.

(2)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(3)
The cost of investments for federal tax purposes amounts to $25,302,149. The net unrealized appreciation of investments on a federal tax basis amounts to $10,152,287 which is comprised of $11,420,805 appreciation and $1,268,518 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($35,372,317) at May 31, 2000.

The following acronym is used throughout this portfolio:

ADR — American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)
FTI International Equity Fund
Portfolio of Investments
May 31, 2000 (unaudited)

Shares		Value

	Common Stocks—89.0%
	Brazil—0.9%
936	Tele Norte Leste Participacoes SA, ADR	$ 18,369
8,000	Telecomunicacoes Brasileiras SA, ADR	926,000

	Total	944,369

	Canada—0.7%
24,000	Alcan Aluminum Ltd.	787,500

	Denmark—1.7%
24,200	ISS International Service, Class B	1,754,084

	Finland—3.4%
69,200	Nokia Oyj	3,602,455

	France—14.7%
52,500	Alcatel	2,904,506
10,000	Cap Gemini SA	1,874,296
24,000	Carrefour SA	1,698,342
5,100	Castorama Dubois	1,289,430
86,000	(1)Havas Advertising SA	1,889,503
46,200	STMicroelectronics NV	2,754,236
18,727	Total Fina SA, Class B	2,950,911

	Total	15,361,224

	Germany—2.9%
10,000	(1)Carrier1 International SA	797,672
31,000	(1)Direkt Anlage Bank AG	1,064,309
3,000	Intershop Communications AG	1,211,902

	Total	3,073,883

	Hong Kong—4.4%
200,000	Cheung Kong (Holdings) Ltd.	1,828,740
250,000	(1)China Telecom (Hong Kong) Ltd.	1,868,844
83,617	HSBC Holdings PLC	922,848

	Total	4,620,432

	Ireland—0.7%
121,894	Bank of Ireland	710,758

	Italy—2.7%
46,300	Arn Mondadori Edit	1,064,771
70,000	Istituto Bancario San Paolo di Torino	1,025,312
Shares		Value

	Common Stocks (continued)
	Italy (continued)
171,000	Unicredito Italiano SPA	756,193

	Total	2,846,276

	Japan—25.6%
9,100	Advantest	$ 1,917,924
115,000	Asahi Breweries	1,427,557
180,000	Bank of Tokyo-Mitsubishi Ltd.	2,256,163
14,200	Benesse Corp.	945,304
50,000	Canon, Inc.	2,302,586
5,000	(1)Crayfish Co., Ltd., ADR	50,000
6,600	Keyence Corp.	1,976,231
112	NTT Mobile Communication Network, Inc.	2,890,859
120,000	Nomura Securities Co., Ltd.	2,751,961
7,500	Rohm Co.	2,339,724
100,000	Sharp Corp.	1,801,216
21,000	Sony Corp.	1,901,026
41,000	Takeda Chemical Industries	2,797,920
40,000	Tokyo Broadcasting	1,485,539

	Total	26,844,010

	Luxembourg—1.0%
7,000	(1)Societe Europeenne des Satellites	992,659

	Mexico—1.0%
7,200	Coca-Cola Femsa SA, ADR	109,350
460,000	Wal-Mart de Mexico	947,087

	Total	1,056,437

	Netherlands—6.4%
60,000	Koninklijke (Royal) Philips Electronics NV	2,679,059
50,000	(1)KPN QWEST BV	1,737,500
25,000	Royal Dutch Petroleum Co., ADR	1,560,938
30,000	(1)United Pan-Europe Communications NV	777,241

	Total	6,754,738

	Singapore—1.4%
116,309	DBS Group Holdings Ltd.	1,160,842
37,000	Datacraft Asia Ltd.	257,150

	Total	1,417,992

FTI International Equity Fund

Shares		Value

	Common Stocks (continued)
	Spain—2.0%
57,500	Banco Bilbao Vizcaya SA	$ 804,669
65,000	Telefonica SA	1,334,118

	Total	2,138,787

	Sweden—1.6%
71,700	Securitas AB, Class B	1,671,989

	Switzerland—7.6%
17,000	(1)ABB Ltd.	2,109,893
3,000	Adecco SA	2,367,299
531	Baer Holdings AG	1,903,170
1,760	Serono SA-B	1,543,128

	Total	7,923,490

	Taiwan, Province Of China—1.3%
37,471	(1)Taiwan Semiconductor Manufacturing Co., ADR	1,323,185

Shares or Principal Amount		Value

	Common Stocks (continued)
	United Kingdom—9.0%
217,000	British Petroleum Amoco PLC	$ 1,976,507
45,000	(1)Celltech PLC	654,722
18,000	(1)COLT Telecom Group PLC	635,592
122,000	Compass Group PLC	1,367,791
140,000	EMI Group PLC	1,192,390
55,000	Glaxo Wellcome PLC	1,555,975
160,000	(1)TeleWest PLC	651,429
310,003	Vodafone AirTouch PLC	1,415,284

	Total	9,449,690

	Total Common Stocks (identified cost $72,858,206)	93,273,958

	(2)Repurchase Agreement—9.7%
$10,130,000	J.P. Morgan & Co., Inc., 5.20%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	10,130,000

	Total Investments (identified cost $82,988,206)(3)	$103,403,958

(1)	Non-income producing security.

(2)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(3)
The cost of investments for federal tax purposes amounts to $82,988,206. The net unrealized appreciation of investments on a federal tax basis amounts to $20,415,752 which is comprised of $24,467,872 appreciation and $4,052,120 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($104,766,828) at May 31, 2000.

The following acronyms are used throughout this portfolio:

ADR — American Depositary Receipt
PLC — Public Limited Company
SPA — Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)
FTI Small Capitalization Equity Fund
Portfolio of Investments
May 31, 2000 (unaudited)

Shares		Value

	Common Stocks—89.3%
	Basic Industries—0.5%
11,000	Minerals Technologies, Inc.	$ 508,750

	Commercial Services—9.2%
39,500	(1)ACNielsen Corp.	876,406
45,000	(1)Charles River Associates, Inc.	804,375
29,000	(1)ChoicePoint, Inc.	1,172,687
19,000	(1)Corporate Executive Board Co.	1,040,250
16,000	G & K Services, Inc., Class A	400,000
56,000	(1)Interim Services, Inc.	1,127,000
18,700	(1)Maximus, Inc.	388,025
60,000	(1)On Assignment, Inc.	1,560,000
17,100	(1)ProBusiness Services, Inc.	455,287
25,600	(1)Profit Recovery Group International, Inc.	464,000
15,000	(1)Ritchie Bros. Auctioneers, Inc.	389,062
40,000	(1)School Specialty, Inc.	645,000

	Total	9,322,092

	Consumer Non-Durables—1.0%
35,000	(1)Hain Food Group, Inc.	1,032,500

	Consumer Services—4.2%
12,351	(1)AMFM, Inc.	836,780
30,000	(1)Emmis Communications, Corp., Class A	1,023,750
20,000	(1)Lamar Advertising Co.	802,500
34,500	Penton Media, Inc.	966,000
23,000	(1)XM Satellite Radio Holdings, Inc., Class A	690,000

	Total	4,319,030

	Education—1.2%
44,000	(1)DeVRY, Inc.	1,229,250

	Electronic Technology—13.5%
6,200	(1)Adaptive Broadband Corp.	164,300
20,600	(1)Alpha Industries, Inc.	948,887
6,100	(1)AudioCodes Ltd.	445,681
16,700	(1)Comverse Technology, Inc.	1,525,962
7,200	(1)Copper Mountain Networks, Inc.	601,650
2,900	(1)Cymer, Inc.	91,531
9,200	(1)Electro Scientific Industries, Inc.	434,700
13,800	(1)Electroglas, Inc.	365,700
6,000	(1)Exar Corp.	412,500
5,000	(1)Extreme Networks, Inc.	244,375
4,000	(1)Gasonics International Corp.	109,500
16,000	(1)Gemstar International Group Ltd.	679,000
3,200	Helix Technology Corp.	109,000
Shares		Value

	Common Stocks (continued)
	Electronic Technology (continued)
12,400	(1)JDS Uniphase Corp.	$ 1,091,200
19,000	National Computer Systems, Inc.	863,312
21,300	(1)Natural Microsystems Corp.	1,371,187
23,200	(1)Network Appliance, Inc.	1,497,850
9,100	(1)PMC-Sierra, Inc.	1,394,575
15,000	(1)Photronics, Inc.	360,000
42,500	(1)TelCom Semiconductor, Inc.	1,051,875

	Total	13,762,785

	Energy Minerals—0.6%
16,000	(1)Barrett Resources Corp.	633,000

	Environmental Control—0.8%
38,000	(1)Tetra Tech, Inc.	836,000

	Finance Services—8.7%
38,000	City National Corp.	1,482,000
36,200	Investment Technology Group, Inc.	1,221,750
21,000	Investors Financial Services Corp.	1,696,078
24,000	Legg Mason, Inc.	1,059,000
15,000	PMI Group, Inc.	761,250
18,600	Radian Group, Inc.	1,023,000
30,000	Roslyn Bancorp, Inc.	515,625
39,700	WestAmerica Bancorporation	1,133,931

	Total	8,892,634

	Health Services—5.9%
39,000	(1)First Consulting Group, Inc.	302,250
35,000	(1)First Health Group Corp.	1,225,000
72,000	(1)Foundation Health Systems, Inc., Class A	864,000
60,200	Hooper Holmes, Inc.	617,050
51,500	(1)Lincare Holdings, Inc.	1,493,500
7,900	(1)RehabCare Group, Inc.	339,700
48,000	(1)Renal Care Group, Inc.	1,146,000

	Total	5,987,500

	Health Technology—6.7%
6,700	(1)Affymetrix, Inc.	795,625
29,800	(1)Alkermes, Inc.	1,091,425
11,000	(1)Angiotech Pharmaceuticals, Inc.	404,250
17,000	(1)Biopure Corp.	369,750
12,600	(1)Caliper Technologies Corp.	517,387
4,700	(1)Cor Therapeutics, Inc.	297,862
28,000	(1)Cygnus, Inc.	225,750
38,500	(1)Geltex Pharmaceuticals, Inc.	755,563
9,400	(1)IDEC Pharmaceuticals Corp.	599,838
FTI Small Capitalization Equity Fund

Shares		Value

	Common Stocks (continued)
	Health Technology (continued)
5,000	(1)Ilex Oncology, Inc.	$ 124,688
12,000	(1)Maxim Pharmaceuticals, Inc.	461,250
10,600	(1)QLT Phototherapeutics, Inc.	518,738
7,200	(1)Waters Corp.	680,400

	Total	6,842,526

	Industrial Services—5.9%
25,000	(1)BJ Services Co.	1,790,625
30,000	Helmerich & Payne, Inc.	1,117,500
35,000	(1)National-Oilwell, Inc.	910,000
27,000	(1)Quanta Services, Inc.	1,323,000
20,000	(1)UTI Energy Corp.	855,000

	Total	5,996,125

	Insurance—0.4%
2,500	(1)Markel Corp.	359,844

	Non-Energy Minerals—0.9%
11,100	Elcor Corp.	211,594
40,000	(1)U.S. Aggregates, Inc.	750,000

	Total	961,594

	Process Industries—0.3%
16,000	MacDermid, Inc.	328,000

	Producer Manufacturing—4.2%
42,000	Aptargroup, Inc.	1,115,625
23,700	(1)Cable Design Technologies, Class A	656,194
56,000	CompX International, Inc.	1,057,000
14,800	(1)Grant Prideco, Inc.	344,100
30,000	HON Industries, Inc.	748,125
16,600	Kaydon Corp.	386,988

	Total	4,308,032

	Retail Trade—2.3%
21,100	Regis Corp. Minnesota	254,519
49,200	(1)Rent-A-Center, Inc.	990,150
36,400	(1)Valuevision International, Inc., Class A	1,053,325

	Total	2,297,994

	Technology—17.9%
14,000	(1)Allaire Corp.	581,875
16,000	(1)American Management System, Inc.	599,000
14,000	(1)Art Technology Group, Inc.	821,625
Shares or Principal Amount		Value

	Common Stocks (continued)
	Technology (continued)
9,400	(1)Aspect Development, Inc.	$ 549,900
26,000	(1)Bisys Group, Inc.	1,709,500
9,200	(1)Braun Consulting, Inc.	139,150
20,600	(1)Business Objects SA	1,648,000
15,500	(1)Clarent Corp.	656,813
11,100	(1)Diamond Technology Partners, Class A	699,300
11,200	(1)Exchange Applications, Inc.	154,000
7,600	(1)Exodus Communications, Inc.	536,275
37,000	(1)FIserv, Inc.	1,729,750
16,400	Henry Jack & Associates, Inc.	713,144
6,300	(1)ISS Group, Inc.	466,200
14,000	(1)Informatica Corp.	563,500
23,100	(1)Manhattan Associates, Inc.	431,681
13,200	(1)MatrixOne, Inc.	292,875
16,000	(1)Mercator Software, Inc.	476,000
19,000	(1)Mercury Interactive Corp.	1,610,250
13,300	(1)Micromuse, Inc.	1,324,181
18,000	(1)PSINet, Inc.	469,125
7,700	(1)Verio, Inc.	437,938
11,200	(1)Veritas Software Corp.	1,304,800
35,000	(1)Voyager.Net, Inc.	343,438

	Total	18,258,320

	Telecommunications—5.1%
32,512	BroadWing, Inc.	774,192
16,500	(1)iBasis, Inc.	232,031
21,000	(1)IXNET, Inc.	639,188
58,000	(1)Price Communications Corp.	1,323,125
38,100	(1)Primus Telecommunications Group, Inc.	995,363
13,800	(1)RSL Communications Ltd., Class A	169,050
13,200	(1)SBA Communications Corp.	491,700
14,000	(1)Triton PCS Holdings, Inc.	570,500

	Total	5,195,149

	Total Common Stocks (identified cost $67,572,400)	91,071,125

	(2)Repurchase Agreement—10.8%
$10,967,000	J.P. Morgan & Co., Inc., 5.20%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	10,967,000

	Total Investments (identified cost $78,539,400)(3)	$102,038,125

FTI Small Capitalization Equity Fund

(1)	Non-income producing security.

(2)	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(3)
The cost of investments for federal tax purposes amounts to $78,539,400. The net unrealized appreciation of investments on a federal tax basis amounts to $23,498,725 which is comprised of $28,167,436 appreciation and $4,668,711 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($101,926,679) at May 31, 2000.

(See Notes which are an integral part of the Financial Statements)
FTI Bond Fund
Portfolio of Investments
May 31, 2000 (unaudited)

Principal Amount		Value

	Collateralized Mortgage Obligations—3.5%
$2,152,819	DLJ Mortgage Acceptance Corp. 1998-2, Class 1PA, 6.75%, 6/19/2028	$ 2,010,485
1,602,941	Residential Asset Securitization Trust 1997-A11, Class A3, 7.00%, 1/25/2028	1,584,243

	Total Collateralized Mortgage Obligations (identified cost $3,723,837)	3,594,728

	Corporate Bonds—33.2%
	Banking—3.9%
669,000	(1)KBC Bank Funding, Bond 9.86%, 11/29/2049	672,911
847,000	Royal Bank of Scotland PLC, 9.118%, 3/31/2049	852,465
2,580,000	Sovereign Bancorp, Inc., Sr. Note, 6.625%, 3/15/2001	2,525,232

	Total	4,050,608

	Cable Television—3.4%
1,115,000	Adelphia Communications Corp., Sr. Note, Series B, 9.875%, 3/1/2007	1,053,675
1,625,000	CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	1,529,547
1,025,000	Charter Communications Holdings Capital Corp., Sr. Note, 8.625%, 4/1/2009	861,000

	Total	3,444,222

	Chemicals—1.4%
1,500,000	Union Carbide Corp., Sr. Note, 6.25%, 6/15/2003	1,440,474

	Financial Services—2.3%
70,000	Associates Corp. of North America, Sr. Note, 5.75%, 11/1/2003	65,649
1,190,000	(1)Dresdner Funding Trust, Note, 8.151%, 6/30/2031	995,537
810,000	Lehman Brothers Holdings, Inc., Note, 6.375%, 5/7/2002	788,575
Principal Amount		Value

	Corporate Bonds (continued)
	Financial Services (continued)
$ 530,000	Petacalco, Trust, Secd. Note, 10.16%, 12/23/2009	$ 520,990

	Total	2,370,751

	Industrial Components—2.3%
2,480,000	TRW, Inc., Sr. Note, 6.50%, 6/1/2002	2,407,252

	Insurance—2.0%
3,000,000	Conseco, Inc., Unsecd. Note, 8.75%, 2/9/2004	2,070,000

	Merchandising—2.8%
460,000	K-Mart Corp., Sr. Unsecd. Note, 8.375%, 12/1/2004	439,426
2,840,000	Saks, Inc., Unsecd. Note, 7.00%, 7/15/2004	2,467,048

	Total	2,906,474

	Multimedia—1.8%
1,825,000	News America Holdings, Inc., Deb., 10.125%, 10/15/2012	1,859,494

	Special Purpose Entity—5.7%
2,034,931	(1)Air 2 Us, Equipment Trust, 8.027%, 10/1/2019	1,990,539
1,865,000	(1)Osprey Trust, Sr. Secd. Note, 8.31%, 1/15/2003	1,855,843
1,000,000	Prudential Funding Corp., Note, Series B, 6.38%, 3/21/2003	998,672
1,000,000	RBF Finance Co., Company Guarantee, 11.00%, 3/15/2006	1,067,500

	Total	5,912,554

	Transportation—Airlines—0.2%
235,000	Northwest Airlines, Inc., Note, 8.52%, 4/7/2004	217,555

	Utilities—6.6%
152,082	East Coast Power, Sr. Secd. Note, 6.737%, 3/31/2008	140,580
1,250,000	(1)PSEG Energy Holdings, Note, 9.125%, 2/10/2004	1,232,694
2,600,000	(1)PSEG Energy Holdings, Note, 10.00%, 10/1/2009	2,635,425
FTI Bond Fund

Principal Amount		Value

	Corporate Bonds (continued)
	Utilities (continued)
$ 3,000,000	Utilicorp United, Inc., Sr. Note, 7.625%, 11/15/2009	$ 2,765,289

	Total	6,773,988

	Utilities—Electrical & Gas—0.8%
740,000	El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011	772,391

	Total Corporate Bonds (identified cost $36,440,020)	34,225,763

	Foreign Bonds—0.7%
	Brazil—0.4%
566,449	Republic of Brazil, C Bond, 8.00%, 4/15/2014	396,514

	Philippines—0.3%
390,000	Republic of Philippines, Note, 10.625%, 3/16/2025	321,750

	Total Foreign Bonds (identified cost $825,142)	718,264

	Mortgage Backed Securities—34.7%
	Federal Home Loan Mortgage Corporation—12.2%
12,871,764	6.875%—8.00%, 1/15/2005— 4/1/2030	12,635,429

	Federal National Mortgage Association—15.6%
16,559,906	6.00%—8.00%, 12/1/2014— 12/1/2029	16,143,161

Principal Amount or Shares		Value

	Mortgage Backed Securities (continued)
	Government National Mortgage Association—6.9%
$7,313,623	7.00%—7.50%, 7/15/2025— 12/15/2028	$ 7,078,685

	Total Mortgage Backed Securities (identified cost $36,477,743)	35,857,275

	Preferred Stock—3.4%
	Special Purpose Entity—3.4%
3,580	(1)Centaur Funding Corp., Pfd. (identified cost $3,647,804)	3,498,333

	U.S. Treasury—22.0%
$ 80,000	United States Treasury Bond, 6.25%, 5/15/2030	82,550
7,290,000	United States Treasury Bond, 7.25%, 8/15/2022	8,057,054
2,620,000	United States Treasury Bond, 7.875%, 2/15/2021	3,063,409
2,183,000	United States Treasury Note, 6.00%, 8/15/2009	2,126,380
3,200,000	United States Treasury Note, 6.25%, 2/28/2002	3,175,002
6,035,000	United States Treasury Note, 7.25%, 5/15/2004	6,155,700

	Total U.S. Treasury (identified cost $23,043,119)	22,660,095

	(2)Repurchase Agreement—1.8%
1,863,000	J.P. Morgan & Co., Inc., 5.20%, dated 5/31/2000, due 6/1/2000 (at amortized cost)	1,863,000

	Total Investments (identified cost $106,020,665)(3)	$102,417,458

(1)
Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Directors. At May 31, 2000, these securities amounted to $12,881,282 which represents 12.5% of net assets.

(2)	The repurchase agreement is fully collateralized by U.S government and/or agency obligations based on market prices at the date of the portfolio.

(3)
The cost of investments for federal tax purposes amounts to $106,020,665. The net unrealized depreciation of investments on a federal tax basis amounts to $3,603,207 which is comprised of $209,394 appreciation and $3,812,601 depreciation at May 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($103,140,383) at May 31, 2000.

The following acronym is used throughout this portfolio:

PLC — Public Limited Company

(See Notes which are an integral part of the Financial Statements)
FTI Municipal Bond Fund
Portfolio of Investments
May 31, 2000 (unaudited)

Principal Amount		Credit Rating*	Value

	Long-Term Municipals—93.9%
	Alabama—1.2%
$ 750,000	Birmingham, AL, GO UT Bonds, 6.45% (Original Issue Yield: 6.50%), 7/1/2006	AA/Aa3	$ 778,792

	Colorado—1.5%
1,000,000	Denver, CO, City & County School District NO. 01, Certificate Participation, 5.50% (Denver School Facilities Leasing Corp.)/(AMBAC INS), 12/15/2008	AAA/Aaa	1,010,080

	Florida—2.3%
1,000,000	Florida State Department of Environmental Protection, Refunding Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 4.98%), 7/1/2011	AAA/Aaa	1,048,220
500,000	Florida State Turnpike Authority, Revenue Bonds, Series A, 6.95% (AMBAC INS), 7/1/2003	AAA/Aaa	521,420

	Total		1,569,640

	Georgia—14.2%
2,500,000	Fulton County, GA, School District, GO UT Refunding Bonds, 6.375% (Original Issue Yield: 6.60%), 5/1/2012	AA/Aa2	2,709,725
2,000,000	Georgia Municipal Electric Authority, Revenue Bonds, Series EE, 7.25% (AMBAC INS)/(Original Issue Yield: 6.40%), 1/1/2024	AAA/Aaa	2,328,600
Principal Amount		Credit Rating*	Value

	Long-Term Municipals (continued)
	Georgia (continued)
$1,000,000	Georgia State, GO UT Bonds, Series B, 5.75%, 7/1/2008	AAA/Aaa	$ 1,034,870
2,500,000	Georgia State, GO UT Bonds, Series C, 6.25% (Original Issue Yield: 4.90%), 8/1/2012	AAA/Aaa	2,690,975
350,000	Georgia State, GO UT Bonds, 6.00%, 9/1/2007	AAA/Aaa	366,807
400,000	Houston County, GA, Development Authority, Multifamily Revenue Bonds, Series A, 6.85%, 8/1/2018	NR	352,112
160,000	Houston County, GA, Development Authority, Multifamily Revenue Bonds, 6.40%, 8/1/2006	NR	147,925

	Total		9,631,014

	Hawaii—0.8%
500,000	Hawaii State, GO UT Bonds, Series CJ, 5.80% (Original Issue Yield: 5.85%), 1/1/2005	A+/A1	509,315

	Illinois—4.8%
1,000,000	Chicago, IL, Refunding Bonds, Series A-2, 6.00% (AMBAC INS)/(Original Issue Yield: 5.55%), 1/1/2011	AAA/Aaa	1,036,000
1,000,000	Du Page, IL, Water Commission, GO UT Refunding Bonds, 6.25% (Original Issue Yield: 6.35%), 3/1/2005	AAA/Aaa	1,034,400
1,000,000	Regional Transportation Authority, Revenue Bonds, Series A, 7.20% (AMBAC INS)/ (Original Issue Yield: 7.199%), 11/1/2020	AAA/Aaa	1,155,130

	Total		3,225,530

FTI Municipal Bond Fund

Principal Amount		Credit Rating*	Value

	Long-Term Municipals (continued)
	Iowa—1.5%
$1,005,000	Iowa Finance Authority, Hospital Facilities Revenue Bonds, 6.25% (Original Issue Yield: 5.70%), 2/15/2004	NR/A1	$ 1,021,954

	Kansas—1.5%
1,000,000	Kansas State Department of Transportation, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 4.42%), 9/1/2006	AA+/Aa2	1,017,080

	Kentucky—1.5%
1,000,000	Kentucky Turnpike Authority, Refunding Revenue Bonds, 5.50% (AMBAC INS), 7/1/2006	AAA/Aaa	1,016,210

	Maine—1.2%
790,000	Maine State Housing Authority, Refunding Revenue Bonds, Series D-1, 5.05%, 11/15/2016	AA/Aa2	783,964

	Michigan—3.9%
1,500,000	Detroit, MI, Water Supply System, Revenue Bonds, Series A, 6.00% (MBIA INS)/(Original Issue Yield: 5.17%), 7/1/2015	AAA/Aaa	1,556,595
1,000,000	Michigan State, GO UT Bonds, 6.25% (Original Issue Yield: 6.40%), 11/1/2012	AA+/Aa1	1,066,780

	Total		2,623,375

	Minnesota—3.6%
2,500,000	Minnesota State HFA, Revenue Bonds, Series C, 4.85%, 1/1/2024	AA+/Aa2	2,426,050

Principal Amount		Credit Rating*	Value

	Long-Term Municipals (continued)
	Mississippi—0.2%
$ 135,000	Mississippi Home Corp., Refunding Revenue Bonds, Series G, 5.25% (GNMA COL), 11/1/2017	AAA/Aaa	$ 131,967

	Nevada—1.5%
1,000,000	Clark County, NV, School District, GO LT Revenue Bonds, Series B, 5.00% (FGIC INS), 6/15/2004	AAA/Aaa	995,110

	New Hampshire—1.5%
1,000,000	New Hampshire Municipal Bond Bank, Revenue Bonds, Series C, 5.625% (MBIA INS), 8/15/2005	AAA/Aaa	1,021,130

	New Jersey—4.7%
2,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series B, 6.50% (MBIA INS)/(Original Issue Yield: 5.60%), 6/15/2010	AAA/Aaa	2,166,300
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series A, 6.00% (United States Treasury LOC)/ (Original Issue Yield: 6.20%), 6/15/2002	NR/Aaa	1,019,650

	Total		3,185,950

	New Mexico—1.5%
1,000,000	New Mexico State Highway Commission, Revenue Bonds, Series A, 6.00%, 6/15/2013	AA+/Aa2	1,029,210

FTI Municipal Bond Fund

Principal Amount		Credit Rating*	Value

	Long-Term Municipals (continued)
	New York—15.6%
$1,280,000	Metropolitan Transportation Authority, NY, Revenue Bonds, Series A, 6.25% (MBIA INS), 4/1/2011	AAA/Aaa	$ 1,366,618
1,110,000	Municipal Assistance Corp. of New York, Refunding Revenue Bonds, Series G, 5.50% (Original Issue Yield: 4.45%), 7/1/2001	AA/Aa2	1,118,236
700,000	New York State Environmental Facilities Corp., Refunding Revenue Bonds, 5.50% (Original Issue Yield: 5.55%), 6/15/2004	AA-/Aa1	710,724
550,000	New York State Local Government Assistance Corp., Revenue Bonds, Series A, 5.50% (Original Issue Yield: 5.55%), 4/1/2006	A+/A3	568,980
750,000	New York State Power Authority, Refunding Revenue Bonds, Series Y, 6.25% (Original Issue Yield: 6.70%), 1/1/2005	AAA/Aaa	771,638
1,000,000	New York State Thruway Authority, Revenue Bonds, Series A, 5.50% (AMBAC INS)/(Original Issue Yield: 5.55%), 4/1/2006	AAA/Aaa	1,015,100
400,000	New York State Urban Development Corp., Refunding Revenue Bonds, 5.50% (HUD Section 236 GTD), 7/1/2005	AAA/Aaa	405,904
1,000,000	Onondaga County, NY, GO UT Bonds, 5.875% (Original Issue Yield: 6.25%), 2/15/2012	AA+/Aa2	1,036,330
Principal Amount		Credit Rating*	Value

	Long-Term Municipals (continued)
	New York (continued)
$1,000,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, Series Y, 6.00% (Original Issue Yield: 6.14%), 1/1/2012	A+/Aa3	$ 1,042,800
500,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, Series Y, 5.90% (Original Issue Yield: 5.95%), 1/1/2007	A+/Aa3	517,445
1,800,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, Series X, 6.625%, 1/1/2012	A+/Aa3	1,981,422

	Total		10,535,197

	Ohio—4.6%
2,000,000	Columbus, OH, GO UT Bonds, Series 2, 6.00%, 6/15/2007	AAA/Aaa	2,091,460
1,000,000	Ohio State Turnpike Commission, Revenue Bonds, Series A, 5.50% (MBIA INS)/(Original Issue Yield: 5.97%), 2/15/2026	AAA/Aaa	1,031,240

	Total		3,122,700

	Oregon—3.5%
1,250,000	Lane County, OR, School District No. 019, GO UT Refunding Bonds, 6.00% (FGIC INS)/(Original Issue Yield: 5.08%), 10/15/2013	AAA/Aaa	1,309,138
1,000,000	Oregon State, GO LT Bonds, 6.75%, 5/1/2005	AA/Aa2	1,069,780

	Total		2,378,918

FTI Municipal Bond Fund

Principal Amount		Credit Rating*	Value

	Long-Term Municipals (continued)
	Pennsylvania—1.5%
$1,000,000	Pittsburgh, PA, Water & Sewer Authority, Refunding Revenue Bonds, Series A, 6.00% (FGIC INS)/(Original Issue Yield: 7.022%), 9/1/2016	AAA/Aaa	$ 1,014,960

	Puerto Rico—0.8%
500,000	Puerto Rico Electric Power Authority, Revenue Bonds, 6.60% (MBIA INS)/(Original Issue Yield: 6.65%), 7/1/2001	AAA/Aaa	510,325

	Rhode Island—0.5%
310,000	Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 25-A, 4.95%, 10/1/2016	AA+/Aa2	304,832

	South Dakota—3.3%
2,250,000	South Dakota Housing Development Authority, Revenue Bonds, Series A, 5.30%, 5/1/2004	AAA/Aa1	2,245,343

	Tennessee—3.3%
2,275,000	Municipal Energy Acquisition Corp., Revenue Bonds, 5.00% (FSA INS)/(Original Issue Yield: 3.85%), 3/1/2002	AAA/Aaa	2,235,870

	Texas—8.7%
1,030,000	Galena Park, TX, ISD, GO UT Bonds, 6.25% (PSFG GTD), 8/15/2005	NR/Aaa	1,076,999
1,000,000	Kerrville, TX, ISD, GO UT Bonds, 6.00% (PSFG GTD), 8/15/2013		1,027,160
Principal Amount		Credit Rating*	Value

	Long-Term Municipals (continued)
	Texas (continued)
$ 795,000	Plano, TX, ISD, GO UT Bonds, 5.50% (PSFG GTD), 2/15/2005	AAA/Aaa	$ 805,605
3,000,000	Texas State, TRANs, Series A, 4.50%, 8/31/2000	SP-1+/MIG1	2,999,460

	Total		5,909,224

	Virginia—1.1%
550,000	Portsmouth, VA, GO UT Refunding Bonds, 5.35% (Original Issue Yield: 5.45%), 8/1/2005	AA-/A3	554,521
190,000	Virginia State Public School Authority, GO UT Bonds, Series B, 6.00%, 8/1/2005	AAA/Aa1	199,667

	Total		754,188

	Washington—0.3%
200,000	Clark County, WA, Public Utilities District NO. 001, Revenue Bonds, 6.00% (FGIC INS), 1/1/2008	AAA/Aaa	207,942

	Wisconsin—3.3%
1,500,000	Wisconsin State Petroleum Inspection Fee, Revenue Bonds, Series A, 6.00%, 7/1/2011	AA-/Aa3	1,546,245
700,000	Wisconsin State, GO UT Refunding Bonds, Series 2, 5.40%, 5/1/2004	AA/Aa2	703,269

	Total		2,249,514

	Total Long-Term Municipals (identified cost $63,862,031)		63,445,384

FTI Municipal Bond Fund

Shares		Value

	Mutual Fund—4.9%
1,156,000	Dreyfus Tax Exempt Fund	$ 1,156,000
2,158,000	Merrill Lynch Tax Exempt Fund	2,158,000

	Total Mutual Fund (at amortized cost)	3,314,000

	Total Investments (identified cost $67,176,031)(1)	$66,759,384

(1)
The cost of investments for federal tax purposes amounts to $67,176,031. The net unrealized depreciation of investments on a federal tax basis amounts to $416,647 which is comprised of $301,521 appreciation and $718,168 depreciation at May 31, 2000.

*	Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($67,596,356) at May 31, 2000.

The following acronyms are used throughout this portfolio:

AMBAC — American Municipal Bond Assurance Corporation
COL — Collateralized
FGIC — Financial Guaranty Insurance Corporation
FSA — Financial Security Assurance
GNMA — Government National Mortgage Association
GO — General Obligation
GTD — Guaranteed
HFA — Housing Finance Authority
HUD — Department of Housing and Urban Development
INS — Insured
ISD — Independent School District
LOC — Letter of Credit
LT — Limited Tax
MBIA — Municipal Bond Investors Association
PSFG — Permanent School Fund Guarantee
TRANs — Tax and Revenue Anticipation Notes
UT — Unlimited Tax

(See Notes which are an integral part of the Financial Statements)
FTI Funds
Statements of Assets and Liabilities
May 31, 2000 (unaudited)

	Large Capitalization Growth and Income Fund	Large Capitalization Growth Fund	International Equity Fund	Small Capitalization Equity Fund	Bond Fund	Municipal Bond Fund

Assets:
Investments in repurchase agreements	$ 8,115,000	$ 2,570,000	$ 10,130,000	$ 10,967,000	$ 1,863,000	$ —
Investments in securities	86,659,750	32,884,436	93,273,958	91,071,125	100,554,458	66,759,384

Total investments in securities at value	94,774,750	35,454,436	103,403,958	102,038,125	102,417,458	66,759,384
Income receivable	185,105	8,193	435,334	13,050	1,415,936	1,143,144
Cash	605	592	—	92	—	632
Cash denominated in foreign currencies (identified cost $924,058)	—	—	924,063	—	—	—
Receivable for investments sold	—	—	106,935	4,317	—	—
Deferred organizational costs	—	—	10,362	10,366	—	—

Total Assets	94,960,460	35,463,221	104,880,652	102,065,950	103,833,394	67,903,160

Liabilities:
Payable for investments purchased	$ —	$ 71,865	$ —	$ —	$ —	$ —
Payable for taxes withheld	4,229	52	37,157	—	—	—
Net payable for foreign currency exchange contracts	—	—	34,494	—	—	—
Income distribution payable	—	—	—	—	623,277	246,837
Accrued expenses	121,123	18,987	42,173	139,271	69,734	59,967

Total liabilities	125,352	90,904	113,824	139,271	693,011	306,804

Net Assets	$94,835,108	$35,372,317	$104,766,828	$101,926,679	$103,140,383	$67,596,356

Net Assets Consist of:
Paid in capital	$41,647,926	$24,160,928	$ 83,534,605	$ 69,862,509	$110,202,533	$69,594,160
Net unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currency	41,208,174	10,152,287	20,366,378	23,498,725	(3,603,207)	(416,647)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	11,897,712	1,135,341	861,132	8,967,481	(3,463,103)	(1,581,363)
Undistributed net investment income/ (net operating loss)	81,296	(76,239)	4,713	(402,036)	4,160	206

Total Net Assets	$94,835,108	$35,372,317	$104,766,828	$101,926,679	$103,140,383	$67,596,356

Net Asset Per Share, Offering Price and Redemption Proceeds Per Share	$ 10.12	$ 11.55	$ 16.88	$ 21.93	$ 9.16	$ 9.39

Shares Outstanding	9,371,609	3,061,797	6,207,772	4,646,985	11,263,283	7,201,176

Investments, at identified cost	$53,566,576	$25,302,149	$ 82,988,206	$ 78,539,400	$106,020,665	$67,176,031

Investments, at tax cost	$53,566,576	$25,302,149	$ 82,988,206	$ 78,539,400	$106,020,665	$67,176,031

(See Notes which are an integral part of the Financial Statements)
FTI Funds
Statements of Operations
Six Months Ended May 31, 2000 (unaudited)

	Large Capitalization Growth and Income Fund	Large Capitalization Growth Fund	International Equity Fund	Small Capitalization Equity Fund	Bond Fund	Municipal Bond Fund

Investment Income:
Dividends	$ 554,231 (1)	$ 72,424 (2)	$ 414,462 (3)	$ 74,790	$ 186,543	$ —
Interest	40,496	36,343	177,834	181,069	3,825,013	1,769,358

Total income	594,727	108,767	592,296	255,859	4,011,556	1,769,358
Expenses:
Investment adviser fee	357,836	128,476	489,653	505,384	267,664	175,724
Administrative personnel and services fee	74,063	37,500	66,872	76,592	73,181	54,300
Custodian fees	13,271	11,871	41,212	12,356	15,766	12,669
Transfer and dividend disbursing agent fees and expenses	4,023	7,750	8,054	9,802	7,647	7,136
Directors’ fees	5,336	1,258	5,171	2,354	3,778	3,299
Auditing fees	8,314	9,363	12,854	10,272	8,515	8,742
Legal fees	2,903	4,353	4,789	2,501	3,379	1,880
Portfolio accounting fees	18,121	24,388	22,687	26,043	22,826	24,211
Share registration costs	5,022	9,288	9,925	10,023	10,501	8,933
Printing and postage	3,137	5,181	6,427	5,021	4,781	3,495
Insurance premiums	275	261	987	747	149	26
Miscellaneous	1,869	2,098	6,865	3,934	1,339	1,476

Total expenses	494,170	241,787	675,496	665,029	419,526	301,891
Waivers and Reimbursements:
Waiver of administrative personnel and services fee	(6,182)	(9,071)	(6,813)	(7,134)	(6,919)	(4,572)
Waiver of custodian fee	(13,272)	(11,871)	—	—	(15,765)	(12,669)
Reimbursements of other operating expenses	—	(35,839)	(81,100)	—	—	—

Total Waivers and Reimbursements	(19,454)	(56,781)	(87,913)	(7,134)	(22,684)	(17,241)

Net expenses	474,716	185,006	587,583	657,895	396,842	284,650

Net investment income (loss)	120,011	(76,239)	4,713	(402,036)	3,614,714	1,484,708

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions	11,898,029	1,135,417	861,037	9,621,494	(1,642,468)	(1,027,490)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(9,580,687)	58,402	(1,796,501)	108,383	(1,569,859)	(234,088)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,317,342	1,193,819	(935,464)	9,729,877	(3,212,327)	(1,261,578)

Change in net assets resulting from operations	$ 2,437,353	$1,117,580	$ (930,751)	$9,327,841	$ 402,387	$ 223,130

(1)	Net of foreign taxes withheld of $9,606.

(2)	Net of foreign taxes withheld of $52.

(3)	Net of foreign taxes withheld of $58,019.

(See Notes which are an integral part of the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK ]
FTI Funds
Statements of Changes in Net Assets

	Large Capitalization Growth and Income Fund
	Six Months Ended May 31, 2000 (unaudited)	Period Ended November 30, 1999(1)

Increase (Decrease) in Net Assets:
Operations:
Net investment income/(net operating loss)	$ 120,011	$ 347,928
Net realized gain (loss) on investments and foreign currency transactions	11,898,029	13,530,982
Net change in unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currency	(9,580,687)	50,788,861

Change in net assets resulting from operations	2,437,353	64,667,771

Distributions to Shareholders:
Distributions from net investment income	(146,674)	(257,381)
Distributions from net realized gain on investments and foreign currency transactions	(13,513,887)	—

Change in net assets from distributions to shareholders	(13,660,561)	(257,381)

Share Transactions:
Proceeds from sale of shares	12,518,176	50,838,131
Net asset value of shares issued to shareholders in payment of distributions declared	49,392	247
Cost of shares redeemed	(6,396,588)	(15,361,432)

Change in net assets from share transactions	6,170,980	35,476,946

Change in net assets	(5,052,228)	99,887,336
Net Assets:
Beginning of period	99,887,336	—

End of period	$ 94,835,108	$99,887,336

Undistributed net investment income/(net operating loss) included in net assets at end of period	$ 81,296	$ 107,959

Net gain (loss) as computed for federal tax purposes	$ 11,898,029	$13,513,570

(1)	Reflects operations for the period from December 11, 1998 (start of performance) to November 30, 1999.

(See Notes which are an integral part of the Financial Statements)

Large Capitalization Growth Fund		International Equity Fund		Small Capitalization Equity Fund
Six Months Ended May 31, 2000 (unaudited)	Period Ended November 30, 1999(1)	Six Months Ended May 31, 2000 (unaudited)	Year Ended November 30, 1999	Six Months Ended May 31, 2000 (unaudited)	Year Ended November 30, 1999

$ (76,239)	$ (56,111)	$ 4,713	$ (577)	$ (402,036)	$ (549,442)

1,135,417	1,878,049	861,037	3,657,019	9,621,494	9,402,531

58,402	10,093,885	(1,796,501)	14,816,150	108,383	17,831,264

1,117,580	11,915,823	(930,751)	18,472,592	9,327,841	26,684,353

—	—	—	—	—	—

(1,878,125)	—	(3,806,991)	—	(6,793,844)	—

(1,878,125)	—	(3,806,991)	—	(6,793,844)	—

5,525,599	21,894,598	102,262,787	34,272,002	56,299,441	15,788,436

17,174	—	581,995	—	1,434,504	—
(647,714)	(2,572,618)	(69,329,080)	(51,200,999)	(31,093,207)	(15,953,651)

4,895,059	19,321,980	33,515,702	(16,928,997)	26,640,738	(165,215)

4,134,514	31,237,803	28,777,960	1,543,595	29,174,735	26,519,138

31,237,803	—	75,988,868	74,445,273	72,751,944	46,232,806

$35,372,317	$31,237,803	$104,766,828	$75,988,868	$101,926,679	$72,751,944

$ (76,239)	$ —	$ 4,713	$ —	$ (402,036)	$ —

$ 1,135,417	$ 1,878,049	$ 861,037	$ 3,807,086	$ 9,621,494	$ 6,139,831

FTI Funds
Statements of Changes in Net Assets (continued)

	Bond Fund		Municipal Bond Fund
	Six Months Ended May 31, 2000 (unaudited)	Period Ended November 30, 1999(1)	Six Months Ended May 31, 2000 (unaudited)	Period Ended November 30, 1999(1)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 3,614,714	$ 4,685,443	$ 1,484,708	$ 2,449,411
Net realized loss on investments	(1,642,468)	(1,818,237)	(1,027,490)	(553,873)
Net change in unrealized appreciation/ (depreciation) of investments	(1,569,859)	(2,033,348)	(234,088)	(182,559)

Change in net assets resulting from operations	402,387	833,858	223,130	1,712,979

Distributions to Shareholders:
Distributions from net investment income	(3,628,753)	(4,669,642)	(1,485,569)	(2,448,344)

Change in net assets from distributions to shareholders	(3,628,753)	(4,669,642)	(1,485,569)	(2,448,344)

Share Transactions:
Proceeds from sale of shares	8,040,966	123,375,777	5,422,556	81,147,820
Net asset value of shares issued to shareholders in payment of distributions declared	90,570	2,343	—	154
Cost of shares redeemed	(8,652,444)	(12,654,679)	(7,262,103)	(9,714,267)

Change in net assets from share transactions	(520,908)	110,723,441	(1,839,547)	71,433,707

Change in net assets	(3,747,274)	106,887,657	(3,101,986)	70,698,342
Net Assets:
Beginning of period	106,887,657	—	70,698,342	—

End of period	$103,140,383	$106,887,657	$67,596,356	$70,698,342

Undistributed net investment income included in net assets at end of period	$ 4,160	$ 18,199	$ 206	$ 1,067

Net loss as computed for federal tax purposes	$ (1,642,468)	$ (1,820,635)	$ (1,027,490)	$ (553,873)

(1)	Reflects operations for the period from December 11, 1998 (start of performance) to November 30, 1999.

(See Notes which are an integral part of the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK ]
FTI Funds
Financial Highlights

(For a share outstanding throughout each period)

Year Ended November 30,	Net Asset Value, Beginning of Period	Net Investment Income/ (Operating Loss)		Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains on Investments and Foreign Currency Transactions

Large Capitalization Growth and Income Fund
1999(1)	$10.00	0.04	(2)	1.38	1.42	(0.03)	—
2000(7)	$11.39	0.02		0.27	0.29	(0.02)	(1.54)

Large Capitalization Growth Fund
1999(1)	$10.00	(0.02	)(2)	1.81	1.79	—	—
2000(7)	$11.79	(0.02)		0.49	0.47	—	(0.71)

International Equity Fund
1996(3)	$10.00	0.01	(2)	0.99	1.00	(0.01)	—
1997	$10.99	0.02		1.39	1.41	(0.20)	—
1998	$12.20	0.04		1.73	1.77	(0.12)	—
1999	$13.85	(0.01)		3.78	3.77	—	—
2000(7)	$17.62	0.00	(8)	0.12	0.12	—	(0.86)

Small Capitalization Equity Fund
1996(3)	$10.00	(0.04)		2.12	2.08	—	—
1997	$12.08	(0.09)		2.38	2.29	—	—
1998	$14.37	(0.15	)(2)	(0.61)	(0.76)	—	(0.35)
1999	$13.26	(0.16)		7.71	7.55	—	—
2000(7)	$20.81	(0.09)		3.12	3.03	—	(1.91)

Bond Fund
1999(1)	$10.00	0.61	(2)	(0.58)	0.03	(0.59)	—
2000(7)	$9.44	0.32		(0.28)	0.04	(0.32)	—

Municipal Bond Fund
1999(1)	$10.00	0.38	(2)	(0.44)	(0.06)	(0.38)	—
2000(7)	$9.56	0.20		(0.17)	0.03	(0.20)	—

(1) Reflects operations for the period from December 11, 1998 (start of performance) to November 30, 1999.

(2) Per share information is based on average shares outstanding.

(3) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(4) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(5) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

(6) Computed on an annualized basis.

(7) For the six months ended May 31, 2000 (unaudited).

(8) Amount represents less than $0.01 per share.

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, End of Period	Total Return(4)	Expenses		Net Investment Income/Loss		Expense Waiver/ Reimbursement(5)		Net Assets, End of Period (000 omitted)	Portfolio Turnover

(0.03)	$11.39	14.20%	1.08	%(6)	0.37	%(6)	0.03	%(6)	$99,887	61%
(1.56)	$10.12	2.86%	0.99	%(6)	0.25	%(6)	0.04	%(6)	$94,835	32%

—	$11.79	17.90%	1.08	%(6)	(0.21	%)(6)	0.48	%(6)	$31,238	62%
(0.71)	$11.55	4.00%	1.08	%(6)	(0.45	%)(6)	0.33	%(6)	$35,372	32%

(0.01)	$10.99	10.04%	1.68	%(6)	0.05	%(6)	3.05	%(6)	$12,065	29%
(0.20)	$12.20	13.01%	1.60%		0.13%		0.13%		$40,869	55%
(0.12)	$13.85	14.61%	1.39%		0.27%		0.10%		$74,445	68%
—	$17.62	27.22%	1.20%		0.00%		0.20%		$75,989	72%
(0.86)	$16.88	0.39%	1.20	%(6)	0.01	%(6)	0.18	%(6)	$104,767	38%

—	$12.08	20.80%	1.50	%(6)	(0.68	%)(6)	1.51	%(6)	$19,318	94%
—	$14.37	18.96%	1.50%		(0.89%)		0.24%		$40,505	111%
(0.35)	$13.26	(5.34%)	1.50%		(1.08%)		0.01%		$46,233	158%
—	$20.81	56.94%	1.44%		(0.95%)		0.00%		$72,752	130%
(1.91)	$21.93	15.10%	1.30	%(6)	(0.80	%)(6)	0.01	%(6)	$101,927	46%

(0.59)	$9.44	0.31%	0.85	%(6)	6.45	%(6)	0.03	%(6)	$106,888	175%
(0.32)	$9.16	0.38%	0.74	%(6)	6.75	%(6)	0.04	%(6)	$103,140	75%

(0.38)	$9.56	(0.66%)	0.80	%(6)	4.00	%(6)	0.11	%(6)	$70,698	61%
(0.20)	$9.39	0.32%	0.81	%(6)	4.22	%(6)	0.05	%(6)	$67,596	64%

FTI Funds
Notes to Financial Statements
May 31, 2000 (unaudited)

(1) Organization

FTI Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”) which are presented herein:

Portfolio Name	Investment Objective
FTI Large Capitalization Growth and Income Fund (“Large Capitalization Growth and Income Fund”)	To provide long-term growth of principal and income.

FTI Large Capitalization Growth Fund (“Large Capitalization Growth Fund”)	To provide long-term growth of principal.

FTI International Equity Fund (“International Equity Fund”)	To provide growth of principal.

FTI Small Capitalization Equity Fund (“Small Capitalization Equity Fund”)	To provide growth of principal.

FTI Bond Fund (“Bond Fund”)	To provide total return with emphasis on income.

FTI Municipal Bond Fund (“Municipal Bond Fund”)	To provide total return with emphasis on income.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations —U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the clos ing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

Repurchase Agreements —It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the “Trustees”). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Fund along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreement.

Investment Income, Expenses and Distributions —Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

Federal Taxes —It is the Funds’ policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

At November 30, 1999, Bond Fund and Municipal Bond Fund, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the Funds’ taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Fund	Total Tax Loss Carryforward
Bond Fund	$1,595,369

Municipal Bond Fund	553,873

FTI Funds

Bond Fund
Expiration Year	Expiration Amount
2007	$1,595,369

Municipal Bond Fund
Expiration Year	Expiration Amount
2007	$553,873

When-Issued and Delayed Delivery Transactions —The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to change in market conditions or the failure of counterparties to perform under the contract.

Deferred Expenses —The costs incurred by International Equity Fund and Small Capitalization Equity Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund’s commencement date.

Foreign Exchange Contracts —The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds’ securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At May 31, 2000, the Funds had no outstanding foreign currency commitments.

Foreign Currency Translation —The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FC”) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities —Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund’s pricing committee.

Use of Estimates —The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other —Investment transactions are accounted for on a trade date basis.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Large Capitalization Growth and Income Fund		Large Capitalization Growth Fund
	Six Months Ended May 31, 2000	Period Ended November 30, 1999(1)	Six Months Ended May 31, 2000	Period Ended November 30, 1999(1)
Shares sold	1,244,164	10,219,673	464,213	2,887,209

Shares issued to shareholders in payment of distributions declared	5,014	22	1,497	—

Shares redeemed	(650,494)	(1,446,770)	(54,355)	(236,767)

Net change resulting from share transactions	598,684	8,772,925	411,355	2,650,442

(1)	Reflects operations for the period from December 11, 1998 (start of performance) to November 30, 1999.

FTI Funds

	International Equity Fund		Small Capitalization Equity Fund
	Six Months Ended May 31, 2000	Year Ended November 30, 1999	Six Months Ended May 31, 2000	Year Ended November 30, 1999
Shares sold	5,577,742	2,235,350	2,365,419	978,601

Shares issued to shareholders in payment of distributions declared	32,315	—	69,300	—

Shares redeemed	(3,715,436)	(3,298,400)	(1,284,291)	(967,747)

Net change resulting from share transactions	1,894,621	(1,063,050)	1,150,428	10,854

	Bond Fund		Municipal Bond Fund
	Six Months Ended May 31, 2000	Period Ended November 30, 1999(1)	Six Months Ended May 31, 2000	Period Ended November 30, 1999(1)
Shares sold	859,821	12,632,926	573,088	8,380,636

Shares issued to shareholders in payment of distributions declared	9,707	246	—	16

Shares redeemed	(932,025)	(1,307,392)	(766,779)	(985,785)

Net change resulting from share transactions	(62,497)	11,325,780	(193,691)	7,394,867

(1)	Reflects operations for the period from December 11, 1998 (start of performance) to November 30, 1999.

FTI Funds

(4) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee —Fiduciary International, Inc., the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment advisory fee equal to the percentage of the Funds’ average daily net assets as follows:

Fund	Investment Adviser Fee Percentage
Large Capitalization Growth and Income Fund	0.75%

Large Capitalization Growth Fund	0.75%

International Equity Fund	1.00%

Small Capitalization Equity Fund	1.00%

Bond Fund	0.50%

Municipal Bond Fund	0.50%

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee —Federated Administrative Services (“FAS”) provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a $75,000 minimum per Fund. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee —The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund’s shares. The Plan provides that each Fund may incur distribution expenses up to 0.25% of average daily net assets, annually, to compensate Edgewood Services, Inc.

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

For the six months ended May 31, 2000, the Funds did not incur a distribution services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses —Federated Services Company (“FServ”), through its subsidiary, Federated Shareholder Services Company (“FSSC”) serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees —FServ maintains the Funds’ accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

FTI Funds

Custodian Fees —Fiduciary Trust Company International is the Funds’ custodian for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses —Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for these expenses. These expenses have been deferred and are being amortized over the five- year period following each Fund’s effective date. For the six months ended May 31, 2000, the Fund amortized organizational expenses as follows:

Fund	Initial Organizational Expenses	Organizational Expenses Amortized
International Equity Fund	$34,072	$3,463

Small Capitalization Equity Fund	$34,076	$3,462

General —Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2000, were as follows:

Fund	Purchases	Sales
Large Capitalization Growth and Income Fund	$30,132,233	$45,047,762

Large Capitalization Growth Fund	$12,557,160	$10,668,357

International Equity Fund	$54,512,999	$34,738,450

Small Capitalization Equity Fund	$56,551,038	$42,348,000

Bond Fund	$77,062,224	$77,606,325

Municipal Bond Fund	$42,148,806	$42,978,739

(6) Concentration of Credit Risk

Concentration of Credit Risk —International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FTI Funds

At May 31, 2000, the diversification of industries for International Equity Fund was as follows:

Industry	% of Net Assets	Industry	% of Net Assets
Appliances & Household Durables	6.1%	Financial Services	4.4%
Banking	8.3%	Health & Personal Care	4.8%
Beverages & Tobacco	1.5%	Internet Software	0.0%
Broadcasting & Publishing	4.0%	Merchandising	3.8%
Business & Public Services	15.9%	Metals—Non Ferrous	0.8%
Data Processing & Reproduction	2.2%	Recreation, Other Consumer Goods	1.1%
Electrical & Electronics	8.2%	Telecommunications	10.1%
Electronic Components, Instruments	9.8%	Utilities—Electrical & Gas	1.8%
Energy Sources	6.2%

Trustees
Officers

Peter A. Aron Edward C. Gonzales James C. Goodfellow Burton J. Greenwald Kevin J. O’Donnell
Edward C. Gonzales
Chairman, President and Treasurer
Jeffrey W. Sterling
Vice President and Assistant Treasurer
George Polatas
Vice President
Gail Cagney
Secretary
Victor R. Siclari
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.
FTI FUNDS

FTI Large Capitalization
Growth and Income Fund

FTI Large Capitalization
Growth Fund

FTI International Equity Fund

FTI Small Capitalization
Equity Fund

FTI Bond Fund

FTI Municipal Bond Fund

[Graphic Representation Omitted--See Appendix]

Edgwood Services, Inc. Distributor
Investment Company Act File No. 811-7369

Cusip 302927801 LCGIF

Cusip 302927702 LCGF

Cusip 302927207 IEF

Cusip 302927108 SCEF

Cusip 302927603 BF

Cusip 302927504 MBF

G01710-01 (7/00)

[Graphic Representation Omitted--See Appendix]